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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 24, 1998


   CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of August 20, 1998, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1998-C Revolving Home Equity
                Loan Asset Backed Certificates, Series 1998-C).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                       333-37539               95-4596514
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)



         4500 Park Granada
         Calabasas, California                              91302
         (Address of Principal                            (Zip Code)
          Executive Offices)

      Registrant's telephone number, including area code (818) 225-3240

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

Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-C (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1998, and for the periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1998 (which was filed with the Securities and Exchange Commission on August 14, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Countrywide Home Equity Loan Trust 1998-C Revolving Home Equity Loan Asset Backed Certificates, Series 1998-C, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.

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*  Capitalized  terms used and not  otherwise  defined  herein  shall have the meanings assigned to them in the prospectus dated August 21, 1998 and the prospectus supplement dated August 21, 1998, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-C.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of KPMG

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.



                                              By: /s/ David Walker
                                                  David Walker
                                                  Vice President


Dated:  August 24, 1998

Exhibit Index


Exhibit                                                                   Page

23       Consent of KPMG                                                    6

                                  Exhibit 23


                         Independent Auditors' Consent


The Board of Directors
Ambac Assurance Corporation:


         We consent to the incorporation by reference in the registration statement (No. 333-37539) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in Form 8-K of the Registrant dated August 25, 1998, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 10-K of Ambac Financial Group, Inc. dated March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                   /s/ KPMG Peat Marwick LLP

New York, New York
August 24, 1998

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                       August 24, 1998

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                       Re:     CWABS, Inc.
                               Countrywide Home Equity Loan Trust 1998-C
                               Revolving Home Equity Loan Asset Backed
                               Certificates, 1998-C


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                                  Very truly yours,

                                                  /s/ Amy Sunshine

                                                  Amy Sunshine

Enclosure